SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2019

ADAIAH DISTRIBUTION INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55369	90-1020141
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

C/O

YOSEF YAFE

BET ISRAEL 4

JERUSALEM

ISRAEL

(Address of principal executive offices, including zip code.)

972-52-5408519

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On October 4, 2019, Adaiah Distribution Inc (the “Company”) dismissed Jeffrey Gross Ltd CPA as the Company’s independent registered public accounting firm.

The annual report on the Company’s financial statements for the fiscal year ending October 31, 2018, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal year ending October 31, 2018 and through October 4, 2019, (i) there were no disagreements with Jeffrey Gross Ltd CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the auditors satisfaction, would have caused Jeffrey Gross Ltd CPA to make reference to the subject matter of such disagreements in its reports on our financial statements for such years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Jeffrey Gross Ltd CPA with a copy of the foregoing disclosures and requested that he furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On October 4, 2019, we engaged MICHAEL GILLESPIE & ASSOCIATES, PLLC as our new independent registered public accounting firm to audit the Company’s financial statements as of October 31 2019 and for the year then ended. The new auditors will be performing reviews of the unaudited quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q going forward.

During each of the Company’s two most recent fiscal years and through the date of this report, (a) the Company has not engaged MICHAEL GILLESPIE & ASSOCIATES, PLLC as the new principal accountant to audit the Company’s financial statements report; and (b) the Company or someone on its behalf did not consult with them with respect to (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

(c) On November 24, 2019, the Company received a correspondence from the Securities and Exchange Commission that the PCAOB has revoked the registration of the prior auditor Jeffrey T. Gross Ltd.

ITEM 9.01 Financial Statements and Exhibits.

16.1	Letter from Jeffrey Gross, CPA

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADAIAH DISTRIBUTION INC

Date: November 27, 2019	By:	/s/ Yosef Yafe
	Name:	Yosef Yafe
	Title:	Chief Executive Officer

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